SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[X]  Preliminary Proxy Statement           [ ]  Confidential, For Use of the
[ ]  Definitive Proxy Statement                 Commission Only (as permitted
[ ]  Definitive Additional Materials            by Rule 14a-6(e)(2))
[ ]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12

                        PILGRIM GROWTH OPPORTUNITIES FUND
                       PILGRIM SMALLCAP OPPORTUNITIES FUND
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)   Title of each class of securities to which transaction applies:

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2)   Aggregate number of securities to which transaction applies:

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3)   Per unit price or other underlying value of transaction  computed  pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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4)   Proposed maximum aggregate value of transaction:

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5)   Total fee paid:

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[ ] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided  by  Exchange  Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1)   Amount previously paid:
                                ------------------------------------------
    2)   Form, Schedule or Registration Statement No.:
                                                      --------------------
    3)   Filing Party:
                      ----------------------------------------------------
    4)   Date Filed:
                    ------------------------------------------------------

                        PILGRIM GROWTH OPPORTUNITIES FUND
                       PILGRIM SMALLCAP OPPORTUNITIES FUND
                  (each a "Fund" and collectively, the "Funds")

                       40 North Central Avenue, Suite 1200
                             Phoenix, Arizona 85004
                                 (800) 992-1080

                                                                   June __, 2000

Dear Shareholder:

         A Special Meeting (the "Meeting") of Shareholders of the Funds will be held at 40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004 on August 25, 2000 at 8:30 a.m., local time. We hope that you can attend the Special Meeting in person; however, we urge you in any event to take the time to read the attached Proxy Statement and to vote your shares by completing and returning the enclosed proxy in the envelope provided at your earliest convenience.

         At the Meeting, you will be asked to consider and vote on, among other things, the following matters:

          * To approve an amendment to the advisory contract between each Fund and Pilgrim Investments, Inc. ("Pilgrim Investments") which increases the contractual advisory fee payable to Pilgrim Investments (the "Amendment"). Pilgrim Investments has made a commitment to building and sustaining a high quality growth asset management team to manage the Funds. A fee increase is sought to support this commitment in the face of escalating personnel and other costs in managing the Funds; and

          * To approve new advisory contracts to reflect the acquisition of ReliaStar Financial Corp., the indirect parent company of Pilgrim Investments by ING Groep N.V., a global financial institution active in the fields of insurance, banking and asset management, with no change in the advisory fees payable to Pilgrim Investments. Shareholders are being asked to approve the new advisory contracts to take effect after the acquisition so that management of each Fund can continue uninterrupted after the transaction, because the current agreements may terminate automatically as a result of the transaction.

         After careful consideration, the Board of Trustees of the Funds unanimously approved each of the proposals and recommends that shareholders vote "FOR" each proposal.

         YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. TO AVOID THE ADDED COST OF FOLLOW-UP SOLICITATIONS AND POSSIBLE ADJOURNMENTS, PLEASE TAKE A FEW MINUTES TO READ THE PROXY STATEMENT AND CAST YOUR VOTE. IT IS IMPORTANT THAT YOUR VOTE BE RECEIVED BY NO LATER THAN AUGUST 24, 2000.

         The Funds are using Shareholder Communications Corporation ("SCC"), a professional proxy solicitation firm, to assist shareholders in the voting process. As the date of the Meeting approaches, if we have not already heard from you, you may receive a telephone call from SCC reminding you to exercise your right to vote.

         We appreciate your participation and prompt response in this matter and thank you for your continued support.

                                   Sincerely,


                                   ROBERT W. STALLINGS,
                                   Chief Executive Officer and President

                        PILGRIM GROWTH OPPORTUNITIES FUND
                       PILGRIM SMALLCAP OPPORTUNITIES FUND
                  (each a "Fund" and collectively, the "Funds")

                       40 North Central Avenue, Suite 1200
                             Phoenix, Arizona 85004
                                 (800) 992-1080


     NOTICE OF SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 25, 2000

To the Shareholders:

         A Special Meeting (the "Meeting") of Shareholders of the Funds will be held on August 25, 2000 at 8:30 a.m. local time, at 40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004 for the following purposes:

          1. To elect eleven Trustees to serve until their successors are elected and qualified;

          2. To approve an amendment to the advisory contract between each Fund and Pilgrim Investments, Inc. ("Pilgrim Investments") which increases the contractual advisory fee payable to Pilgrim Investments (the "Amendment"). Pilgrim has sought a fee increase to attempt to continue to provide high quality investment management services in the face of escalating costs in managing the Funds;

          3. To approve new Investment Management Agreements between the Funds and Pilgrim Investments to reflect the acquisition of ReliaStar Financial Corp., the indirect parent company of Pilgrim Investments by ING Groep N.V., a global financial institution active in the fields of insurance, banking and asset management, with no change in the advisory fee payable to Pilgrim Investments. Shareholders are being asked to approve the new advisory contracts to take effect after the acquisition so that management of each Fund can continue uninterrupted after the transaction, because the current agreements may terminate automatically as a result of the transaction;

          4. To ratify the appointment of PricewaterhouseCoopers LLP as independent auditors for the Funds for the fiscal year ending December 31, 2000; and

          5. To transact such other business as may properly come before the Special Meeting of Shareholders or any adjournments thereof.

         Shareholders of record at the close of business on June 26, 2000 are entitled to notice of, and to vote at, the Meeting. Your attention is called to the accompanying Proxy Statement. Regardless of whether you plan to attend the Meeting, PLEASE COMPLETE, SIGN AND RETURN PROMPTLY THE ENCLOSED PROXY CARD so that a quorum will be present and a maximum number of shares may be voted. If you are present at the Meeting, you may change your vote, if desired, at that time.

                            By Order of the Board of Trustees,


                            JAMES M. HENNESSY, Secretary


Dated: June __, 2000

                        PILGRIM GROWTH OPPORTUNITIES FUND
                       PILGRIM SMALLCAP OPPORTUNITIES FUND
                  (each a "Fund" and collectively, the "Funds")

                                 PROXY STATEMENT

                         SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON AUGUST 25, 2000

         A Special Meeting (the "Meeting") of Shareholders of the Funds will be held on August 25, 2000 at 8:30 a.m., local time, at 40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004 for the following purposes:

          1. To elect eleven Trustees to serve until their successors are elected and qualified;

          2. To approve an amendment to the advisory contract between each Fund and Pilgrim Investments, Inc. ("Pilgrim Investments") which increases the contractual advisory fee payable to Pilgrim. Pilgrim has sought a fee increase to attempt to continue to provide high quality investment management services in the face of escalating costs in managing the Funds;

          3. To approve new Investment Management Agreement between the Funds and Pilgrim Investments to reflect the acquisition of ReliaStar Financial Corp., the indirect parent company of Pilgrim by ING Groep N.V., a global financial institution active in the fields of insurance, banking and asset management, with no change in the fee payable to Pilgrim Investments. Shareholders are being asked to approve the new advisory contracts to take effect after the acquisition so that management of each Fund can continue uninterrupted after the transaction, because the current agreements may terminate automatically as a result of the transaction;

          4. To ratify the appointment of PricewaterhouseCoopers LLP as independent auditors for the Funds for the fiscal year ending December 31, 2000; and

          5. To transact such other business as may properly come before the Special Meeting of Shareholders or any adjournments.

         The date of the first mailing of this Proxy Statement is expected to be on or about June __, 2000. This is a combined proxy statement for Pilgrim Growth Opportunities Fund ("Growth Opportunities") and Pilgrim SmallCap Opportunities Fund ("SmallCap. Opportunities"). Each Fund is a registered investment company under the Investment Company Act of 1940, as amended ("1940 Act").

         For information on the proxy solicitation process and adjournments of the Meeting, please see "GENERAL INFORMATION" below.

                                 PROPOSAL NO. 1
                              ELECTION OF TRUSTEES

         The Board of Trustees of each Fund has nominated eleven individuals (the "Nominees") for election to the Board of each Fund. Shareholders are being asked to elect the Nominees to serve as Trustees, each to serve until his or her successor is duly elected and qualified. Pertinent information about each Nominee is set forth below. Each Nominee has consented to serve as a Trustee if elected. All of the Nominees are currently Trustees of both Funds.

         The Nominees are being nominated to provide uniformity across the Boards of Directors/Trustees of all of the Pilgrim Funds. In evaluating the Nominees, the Trustees took into account their background and experience, including their familiarity with the issues relating to these types of funds and investments as well as their careers in business, finance, marketing and other areas. The Trustees also considered the experience of each of the Nominees as trustees or directors of certain of the funds in the Pilgrim group of funds.

INFORMATION REGARDING NOMINEES

         Below are the names, ages, business experience during the past five years and other directorships of the Nominees (as furnished to the Funds). An asterisk (*) has been placed next to the name of each Nominee who would constitute an "interested person," as defined in the 1940 Act by virtue of that person's affiliation with any of the Funds or Pilgrim Investments or any of its affiliates.

                            Position(s) to be Held
Name, Age and Address          With the Fund**                  Principal Occupation During Past 5 Years
---------------------          ---------------                  ----------------------------------------
Al Burton (Age 72)            Director/Trustee         President of Al Burton Productions for more than
                                                       the last five years. Mr. Burton is also a
                                                       Director, Trustee or Advisory board member of each
                                                       of the funds managed by Pilgrim. President, of
                                                       Doherty, Wallace, Pillsbury and Murphy, P.C.,
                                                       Attorneys. Formerly a Director of Tambrands, Inc.
                                                       (1993-1998).

Paul S. Doherty               Director/Trustee         Mr. Doherty is also a Director or Trustee of each
(Age 66)                                               of the funds managed by Pilgrim.

Robert B. Goode               Director/Trustee         Retired. Mr. Goode was formerly Chairman, American
(Age 69)                                               Direct Business Insurance Agency, Inc. (1996 -
                                                       2000). Mr. Goode is also a Director or Trustee of
                                                       each of the funds managed by Pilgrim.

                                       2

Alan L. Gosule                Director/Trustee         Partner and Chairman of the Tax Department of
(Age 59)                                               Clifford Chance, Rogers & Wells (since 1991). Mr.
                                                       Gosule is a Director of F.L. Putnam Investment
                                                       Management Co., Inc., Simpson Housing Limited
                                                       Partnership, Home Properties of New York, Inc.,
                                                       CORE Cap, Inc. and Colonnade Partners. Mr. Gosule
                                                       is also a Director or Trustee of each of the funds
                                                       managed by Pilgrim.

Walter H. May                 Director/Trustee         Retired. Mr. May was formerly Managing Director
 (Age 63)                                              and Director of Marketing for Piper Jaffray, Inc.
                                                       Mr. May is also a director or Trustee of each of
                                                       the funds managed by Pilgrim.

Jock Patton (Age 54)          Director/Trustee         Private Investor. Director of Hypercom Corporation
                                                       (since January 1999), and JDA Software Group, Inc.
                                                       (since January 1999). Mr. Patton is also a
                                                       Director of Buick of Scottsdale, Inc., National
                                                       Airlines, Inc., BG Associates, Inc., BK
                                                       Entertainment, Inc., Arizona Rotorcraft, Inc. and
                                                       Director and Chief Executive Officer of Rainbow
                                                       Multimedia Group, Inc. Mr. Patton was formerly
                                                       Director of Stuart Entertainment, Inc., Director
                                                       of Artisoft, Inc. (August 1994-July 1998); and a
                                                       President and Co-owner of StockVal, Inc. (April
                                                       1993 - June 1997). Mr. Patton is also a Director,
                                                       Trustee, or a member of the Advisory board of each
                                                       of the funds managed by Pilgrim.

David W.C. Putnam (Age 60)    Director/Trustee         President, Clerk and Director of F.L. Putnam
                                                       Securities Company, Inc. and its affiliates (since
                                                       1978). Mr. Putnam is Director of Anchor Investment
                                                       Management Corporation and President and
                                                       Director/Trustee of Anchor Capital Accumulation
                                                       Trust, Anchor International Bond Trust, Anchor
                                                       Gold and Currency Trust, Anchor Resources and
                                                       Commodities Trust and Anchor Strategic Assets
                                                       Trust. Mr. Putnam was formerly Director of Trust
                                                       Realty Corp. and Bow Ridge Mining Co. Mr. Putnam
                                                       is also a Director or Trustee of each of the funds
                                                       managed by Pilgrim.

John R. Smith                 Director/Trustee         President of New England Fiduciary Company (since
(Age 76)                                               1991). Mr. Smith is Chairman of Massachusetts
                                                       Educational Financing Authority (since 1987), Vice
                                                       Chairman of Massachusetts Health and Education
                                                       Authority (since 1979) and Vice-Chairman of MHI,
                                                       Inc. (Massachusetts Non-Profit Energy Purchasers
                                                       Consortium) (since 1996). Mr. Smith is also a
                                                       Director or Trustee of each of the funds managed
                                                       by Pilgrim. Chairman, Chief Executive Officer and
                                                       President of Pilgrim Group, Inc. ("Pilgrim Group")
                                                       (since December 1994); Chairman, Pilgrim
                                                       Investments, Inc. (since December 1994); Chairman,
                                                       Pilgrim Securities, Inc. ("Pilgrim Securities")
                                                       (since December 1994);

*Robert W. Stallings          Director/Trustee         President and Chief Executive Officer of Pilgrim
(Age 51)                                               Funding, Inc. (since November 1999); and President
                                                       and Chief Executive Officer of Pilgrim Capital
                                                       Corporation and its predecessors (since August
                                                       1991). Mr. Stallings is also a Director, Trustee,
                                                       or a member of the Advisory Board of each of the
                                                       Pilgrim Funds.

*John G. Turner               Director/Trustee/        Chairman and Chief Executive Officer of ReliaStar
(Age 60)                      Chairman                 Financial Corp. and ReliaStar Life Insurance Co.
                                                       (since 1993); Chairman of ReliaStar Life Insurance
                                                       Company of New York (since 1995); Chairman of
                                                       Northern Life Insurance Company (since 1992). Mr.
                                                       Turner was formerly, Director of Northstar
                                                       Investment Management Corporation and affiliates
                                                       (1993 - 1999) and President of ReliaStar Financial
                                                       Corp. and ReliaStar Life Insurance Co.
                                                       (1989-1991). Mr. Turner is also Chairman of each
                                                       of the funds managed by Pilgrim.

David Wallace                 Director/Trustee         Chairman of FECO Engineered Systems, Inc. Mr.
(Age 76)                                               Wallace is President and Trustee of the Robert R.
                                                       Young Foundation; Governor of the New York
                                                       Hospital, Trustee of Greenwit Hospital and
                                                       Director of UMC Electronics and Zurn Industries,
                                                       Inc. Mr. Wallace was formerly Chairman of Lone
                                                       Star Industries and Putnam Trust Company, Chairman
                                                       and Chief Executive Officer of Todd Shipyards,
                                                       Bangor Punta Corporation, and National Securities
                                                       & Research Corporation. Mr. Wallace is also a
                                                       Director or Trustee of each of the funds managed
                                                       by Pilgrim.

*    An "interested person" as defined in section 2(a)(19) of the 1940 Act.
** None of the Trustees own beneficial shares of the Funds as of April 18, 2000.

         During the most recent fiscal year, the Board of Pilgrim Growth Opportunities Fund and Pilgrim SmallCap Opportunities Fund held six meetings. Each Trustee attended more than 75% of such meetings held during which period the Trustee served as a Trustee.

COMMITTEES

         The Board of Trustees of each Fund has an Audit Committee whose function is to meet with the independent auditors for the Fund to review the scope of the Fund's audit, the Fund's financial statements and interim accounting controls, and to meet with management concerning these matters, among other things. The Committee for each Fund currently consists of the following
Trustees: David W. Wallace, Paul S. Doherty, Robert B. Goode and John R. Smith. Prior to November 16, 1999, the Committees consisted of David W. Wallace, Paul
S. Doherty, Alan Gosule, Walter H. May and John R. Smith. During the year ended December 31, 1999, each Audit Committee met [one] time. Each member of each Audit Committee attended [ ] % of such meetings during the period in which he or she was a member of the Committee.

         The Board of Trustees of each Fund has a Valuation Committee whose function is to review the determination of the value of securities held by the Funds for which market quotations are not available. The Committee for each Fund currently consists of the following Trustees: Jock Patton, Al Burton, Alan Gosule, Walter H. May and David W.C. Putnam. The Valuation Commitee was created on November 16, 1999 and did not meet during the fiscal year ended December 31, 1999. Each member of each Valuation Committee attended [ ] % of such meetings during the period in which he was a member of the Committee.

         The Board of Trustees of each Fund has an Executive Committee to act for the full Board if necessary in the event that Board action is needed between regularly scheduled Board meetings. The Committee for each Fund currently consists of the following Trustees: Robert W. Stallings, John G. Turner, Walter
H. May and Jock Patton. The Executive Committee was created on January 27, 2000, and therefore did not meet during the fiscal year ended December 31, 1999.

         The Board of Trustees of each Fund has a Nominating Committee for the purpose of considering candidates to fill Independent Trustee vacancies on the Board. The Nominating Committee of each Fund currently consists of the following
Trustees: Walter H. May, Al Burton, Paul S. Doherty and Robert B. Goode. The Nominating Commitee was created on November 16, 1999 and did not meet during the fiscal year ended December 31, 1999. Neither Fund currently has a policy regarding whether the Nominating Committee will consider nominees recommended by shareholders of the Fund. Each Nominating Committee met [ ] during the year ended December 31, 1999. Each member of each Nominating Committee attended the meeting(s).

REMUNERATION OF TRUSTEES AND OFFICERS

         Each Fund pays each Trustee who is not an "interested person" of the adviser a pro rata share, as described below, of (i) an annual retainer of $20,000; (ii) $5,000 per quarterly Board meeting; (iii) $500 per committee meeting; (iv) $500 per special or telephonic meeting; and (v) out-of-pocket expenses. The pro rata share paid by each Fund is based on the Fund's average net assets as a percentage of the average net assets of all the funds managed by Pilgrim Investments for which the Trustees serve in common as Directors or Trustees or as Advisory Board Members, if applicable. The Funds had different compensation schedules in place for the Trustees during portions of 1999.

         The following table sets forth the compensation paid to each of the current Trustees of each Fund for the fiscal year ended December 31, 1999, as applicable. Trustees who are interested persons of the Funds do not receive any compensation from the Funds. In the column headed "Total Compensation From Funds and Fund Complex Paid to Trustees," the number in parentheses indicates the total number of boards in the Pilgrim Fund complex on which the Trustee or Advisory Board Member served during that year.

                               PILGRIM GROWTH         PILGRIM SMALLCAP       TOTAL COMPENSATION FROM FUNDS AND
NAME OF PERSON, POSITION     OPPORTUNITIES FUND      OPPORTUNITIES FUND        FUND COMPLEX PAID TO TRUSTEES
------------------------     ------------------      ------------------        -----------------------------
Al Burton (1)(4)(5)                $385                     $385                         $20,717
  Trustee                                                                            (12 companies)

Paul S. Doherty (3)(5)            $1,493                   $1,491                        $12,445
 Trustee                                                                             (12 companies)

Robert B. Goode (3)(5)            $1,455                   $1,453                        $12,062
 Trustee                                                                             (12 companies)

Alan L. Gosule (4)                $1,346                   $1,346                        $10,769
 Trustee                                                                             (12 companies)

Mark L. Lipson (2)                  $0                       $0                           $0
 Trustee                                                                             (12 companies)

Walter H. May (4)(5)(6)            $1493                   $1,491                        $12,446
 Trustee                                                                             (12 companies)

Jock Patton  (1)(4)(6)             $385                     $385                         $20,415
 Trustee                                                                             (12 companies)

David W.C. Putnam (4)              $1,062                   $7,466                        $11,202
 Trustee                                                                              (12 companies)

John R. Smith (3)                  $1321                    $1,353                        $12,445
 Trustee                                                                              (12 companies)

Robert W. Stallings (1)(2)(6)        $0                       $0                            $0
 Trustee                                                                              (12 companies)

John G. Turner (2)(6)                $0                       $0                            $0
 Trustee                                                                              (12 companies)

David W. Wallace (3)               $1,359                   $1,392                        $11,586
 Trustee                                                                              (12 companies)

----------
(1) Messrs. Burton, Patton and Stallings were elected as Trustees of Pilgrim Growth Opportunities Fund and Pilgrim SmallCap Opportunities Fund on November 1, 1999.
(2) "Interested person," as defined in the Investment Company Act of 1940 of Pilgrim Investments, because of affiliation with Pilgrim Investments.
(3)  Member of Audit Committee
(4)  Member of Valuation Committee
(5)  Member of Nominating Committee
(6)  Member of Executive Committee

VOTE REQUIRED

         Shareholders of each Fund must separately approve the election of Nominees for that Fund. For each Fund, the affirmative vote of a plurality of the shares of that Fund voting at the Meeting is required to approve the election of each Nominee for that Fund.

THE BOARD OF TRUSTEES OF EACH FUND, INCLUDING A MAJORITY OF THE INDEPENDENT TRUSTEES, RECOMMENDS THAT YOU VOTE "FOR" EACH OF THE NOMINEES UNDER PROPOSAL NO. 1.

                                 PROPOSAL NO. 2
            APPROVAL OF AMENDMENT TO INVESTMENT MANAGEMENT AGREEMENTS

         Shareholders of each Fund are being asked to approve an Amendment to the Investment Management Agreement ("Amendment") between each Fund and Pilgrim Investments which will increase the advisory fee payable to Pilgrim Investments. On April 27, 2000, a majority of each Fund's Boards of Trustees, including a majority of the Independent Trustees, approved the Amendment. As discussed in more detail below, the Proposal would increase the fees as follows:

                 FUND                       CURRENT FEE(1)       PROPOSED FEE(1)
                 ----                       --------------       ---------------
    Pilgrim Growth Opportunities Fund            0.75%                 0.95%
    Pilgrim SmallCap Opportunities Fund          0.75%                 1.00%

(1)  As a percentage of the Fund's average daily net assets.

         The proposed Amendments, are attached as Appendix B to this proxy statement. The Investment Management Agreements are attached as Appendix A. The terms of the Investment Management Agreements, other than the fee, will not be changed by the proposed Amendment. Further information about the Investment Management Agreements, the termination and renewal procedures and the services provided by Pilgrim Investments can be found under "Terms of the Investment Management Agreements."

         Shareholders of each Fund are being asked to approve the Amendment. Set forth below is a description of the changes in the fee schedule that would result if the Amendment is approved.

         REASONS FOR AMENDMENT OF THE INVESTMENT MANAGEMENT AGREEMENTS

         An increase in advisory fee is proposed because of the expenses associated with building and sustaining a strong growth asset management team. Pilgrim Investments is committed to bringing high quality asset management services to the Growth Opportunities Fund, the SmallCap Opportunities Fund, and other growth funds in the Pilgrim group of funds. Towards this end, Pilgrim Investments has built a growth asset management team around Mary Lisanti, Executive Vice President and Chief Investment Officer - Equities, who is primarily responsible for management of SmallCap Opportunities Fund and is co-manager of Growth Opportunities Fund. Ms. Lisanti has been with Pilgrim Investments or its affiliates since May 1998. The investment professionals involved in the management of these Funds are the persons listed below, and the year they began with Pilgrim or its affiliates is listed below:

          NAME                  CORPORATE TITLE             DATE OF HIRE
          ----                  ---------------             ------------
      Mary Lisanti         Executive Vice President
   Jeffrey Bernstein            Vice President
       Joan Stack               Vice President
     Peter McNally         Assistant Vice President
     Allison Adler         Assistant Vice President
       Bob Harris               Junior Analyst
      John Campos               Junior Analyst
       Jeff Ferro               Junior Analyst
    Bernadette Cruz                Assistant
     Brent Shelton                 Assistant

         During the time that Ms. Lisanti has been primarily responsible for managing or co-managing Growth Opportunities and SmallCap Opportunities Funds, these Funds have enjoyed strong returns, as shown below:

                                                                                              PERFORMANCE
                             SINCE INCEPTION OF                                                 RANKING
                            MANAGEMENT BY CURRENT                 1/01/00                       1/01/00
                            GROWTH TEAM THROUGH    YEAR ENDED     THROUGH    PERFORMANCE       THROUGH
        FUND                    12/31/98 (1)         12/31/99     6/30/00    RANKING 1999(2)    6/30/00(2)
        ----                    ------------         --------     -------    --------------    ---------
GROWTH OPPORTUNITIES FUND         _____%             93.26%       _____%       31/1149           _____
S&P 500 Index                     _____%             21.04%       _____%         N/A             _____
SMALLCAP OPPORTUNITIES FUND       _____%            146.94%       _____%        7/757            _____
Russell 2000 Index                _____%             21.26%       _____%         N/A             _____

(1) July 1998 for the Pilgrim SmallCap Opportunities Fund, and August 1998 for the Pilgrim Growth Opportunities Fund.
(2) Performance of Class A shares of multiclass funds (net of operating expenses, excluding sales load, and assuming reinvestment of all dividends and distributions) from the Lipper universe of Funds.

         While these returns, particularly those earned in 1999, likely are not sustainable, Pilgrim Investments has committed to providing the resources it believes are necessary to maintain a high quality growth asset management team. This commitment requires sufficient resources to pay for the costs of high caliber personnel such as those mentioned above and for other resources.

         In light of this commitment, Pilgrim Investments' expenses have increased, and further expenses are anticipated in the future. The compensation paid to investment management, compliance, and other personnel who provide services to Pilgrim Investments on behalf of the Funds has increased as a result of competition with other firms. Pilgrim Investments believes that maintaining competitive advisory fees will, over the longer term, enable it to continue to provide high-quality management services to each Fund.

         Pilgrim Investments further reported to the Board that it intends to enhance its research capabilities for both Funds, which will require hiring new personnel. For example, Pilgrim Investments wishes to begin researching a larger universe of companies for the SmallCap Opportunities Fund, which will also necessitate additional personnel.

         Pilgrim Investments also faces other escalating expenses. Pilgrim Investments does not currently maintain an office in New York City. Pilgrim Investments has informed the Funds' Board that the presence of a new New York office is important to provide appropriate access to management of portfolio companies, who typically make New York a regular stop to talk to the investment management community. Pilgrim Investments informed the Board that expansion would be costly, as rental space in New York demands a premium rate and it also would be necessary to build an administrative infrastructure in New York. The increase in advisory fees for the Funds is sought to support Pilgrim Investments' commitment to building and sustaining a high quality growth asset management team. The Board of Trustees believes that the increases in advisory fees are in the best interests of shareholders. In addition, Pilgrim Investments intends to invest in new trading facilities for the New York office, which will result in increased expenses.

EFFECT OF THE PROPOSED FEES

         As stated above, the proposed amendment to the Investment Management Agreements would increase each Fund's current investment advisory fee of 0.75% per year (as a percentage of each Fund's average daily net assets) to 0.95% for Growth Opportunities Fund and to 1.00% for SmallCap Opportunities Fund. Set forth below is a table showing the dollar amount of the advisory fees paid during the fiscal year ended December 31, 1999 under the Investment Management Agreements and the dollar amount of fees that would have been paid under the Amendment. The table also shows the differences (expressed as a percentage of existing fees) between the amounts that would have been paid under the Amendment and the amounts actually paid under the Investment Advisory Agreements. Also set forth below are comparative fee tables showing the amount of fees and expenses paid by the Funds as a percentage of average daily net assets during the fiscal year ended December 31, 1999 and the amount of fees and expenses shareholders would have paid if the Amendment had been in effect for the year ended December 31, 1999.

                DOLLAR AMOUNT OF INVESTMENT MANAGEMENT FEES PAID
                         (year ended December 31, 1999)

                                                                      PERCENTAGE
         FUND                    EXISTING FEE      PROPOSED FEE       DIFFERENCE
         ----                    ------------      ------------       ----------
Growth Opportunities Fund         $1,865,457         $2,362,912          26.67%
SmallCap Opportunities Fund       $1,915,854         $2,554,472          33.33%


GROWTH OPPORTUNITIES FUND

                   CURRENT ANNUAL FUND OPERATING EXPENSES (1)

                                                    OTHER         OPERATING
                MANAGEMENT FEE     12b-1 FEE       EXPENSES       EXPENSES
                --------------     ---------       --------       --------
CLASS A            0.75%             0.30%           0.34%          1.39%
CLASS B            0.75%             1.00%           0.35%          2.10%
CLASS C            0.75%             1.00%           0.35%          2.10%
CLASS I            0.75%             N/A             0.25%          1.00%
CLASS Q            0.75%             0.25%           0.32%          1.32%
CLASS T            0.75%             0.95%           0.33%          2.03%

(1) The calculations in the fee table above are based on the Fund's expenses as a percentage of net assets.

                   PROPOSED ANNUAL FUND OPERATING EXPENSES (1)

                                                    OTHER         OPERATING
                MANAGEMENT FEE     12b-1 FEE       EXPENSES       EXPENSES
                --------------     ---------       --------       --------
CLASS A            0.95%             0.30%           0.34%          1.59%
CLASS B            0.95%             1.00%           0.35%          2.30%
CLASS C            0.95%             1.00%           0.35%          2.30%
CLASS I            0.95%             N/A             0.25%          1.20%
CLASS Q            0.95%             0.25%           0.32%          1.52%
CLASS T            0.95%             0.95%           0.33%          2.23%

(1) The calculations in the fee table above are based on the Fund's expenses as a percentage of net assets.

SMALLCAP OPPORTUNITIES FUND

                   CURRENT ANNUAL FUND OPERATING EXPENSES (1)

                                                    OTHER         OPERATING
              MANAGEMENT FEE       12b-1 FEE       EXPENSES       EXPENSES
              --------------       ---------       --------       --------
CLASS A            0.75%             0.30%           0.38%          1.43%
CLASS B            0.75%             1.00%           0.40%          2.15%
CLASS C            0.75%             1.00%           0.43%          2.18%
CLASS I            0.75%             N/A             0.42%          1.17%
CLASS Q            0.75%             0.25%           0.42%          1.42%
CLASS T            0.75%             0.95%           0.36%          2.06%

(1) The calculations in the fee table above are based on the Fund's expenses as a percentage of net assets.

                   PROPOSED ANNUAL FUND OPERATING EXPENSES (1)

                                                    OTHER         OPERATING
              MANAGEMENT FEE       12b-1 FEE       EXPENSES       EXPENSES
              --------------       ---------       --------       --------
CLASS A            1.00%             0.30%           0.38%          1.68%
CLASS B            1.00%             1.00%           0.40%          2.40%
CLASS C            1.00%             1.00%           0.43%          2.43%
CLASS I            1.00%             N/A             0.42%          1.42%
CLASS Q            1.00%             0.25%           0.42%          1.67%
CLASS T            1.00%             0.95%           0.36%          2.31%

(1) The calculations in the fee table above are based on the Fund's expenses as a percentage of net assets.

EXAMPLES

         The following examples help compare the costs of investing in the Funds under the Investment Management Agreements and after giving effect to the fee increase in the proposed Amendment.

GROWTH OPPORTUNITIES FUND
                                CURRENT FEE RATE

                  1 YEAR            3 YEARS        5 YEARS         10 YEARS
                  ------            -------        -------         --------
CLASS A            $708              $990           $1,292          $2,148
CLASS B            $713              $958           $1,329          $2,250
CLASS C            $313              $658           $1,129          $2,431
CLASS I            $102              $318           $552            $1,225
CLASS Q            $134              $418           $723            $1,590
CLASS T            $606              $837           $1,093          $2,194

                                PROPOSED FEE RATE

                  1 YEAR            3 YEARS        5 YEARS         10 YEARS
                  ------            -------        -------         --------
CLASS A            $727              $1,048         $1,391          $2,356
CLASS B            $733              $1,018         $1,430          $2,458
CLASS C            $333              $718           $1,230          $2,636
CLASS I            $122              $381           $660            $1,455
CLASS Q            $155              $480           $829            $1,813
CLASS T            $628              $903           $1,205          $2,419

SMALLCAP OPPORTUNITIES FUND

                                CURRENT FEE RATE

                   1 YEAR            3 YEARS        5 YEARS         10 YEARS
                   ------            -------        -------         --------
CLASS A             $712              $1,001         $1,312          $2,190
CLASS B             $718              $973           $1,354          $2,300
CLASS C             $321              $682           $1,169          $2,513
CLASS I             $119              $372           $644            $1,420
CLASS Q             $145              $449           $776            $1,702
CLASS T             $609              $846           $1,108          $2,228

                                PROPOSED FEE RATE

                   1 YEAR            3 YEARS        5 YEARS         10 YEARS
                   ------            -------        -------         --------
CLASS A             $736              $1,074         $1,435          $2,448
CLASS B             $743              $1,048         $1,480          $2,558
CLASS C             $346              $758           $1,296          $2,766
CLASS I             $145              $449           $776            $1,702
CLASS Q             $170              $526           $907            $1,976
CLASS T             $634              $921           $1,235          $2,488

         These hypothetical examples assume that all dividends and other distributions are reinvested at net asset value, that the percentage amounts listed under Other Expenses above remain the same in the years shown and shares are redeemed at the end of each period. The assumption in the hypothetical example of a 5% annual return is required by regulation of the Securities and Exchange Commission; the assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the Funds' Shares. (The foregoing examples assume that no front-end sales load or other fee is paid at the time of acquisition.)

         THE FOREGOING EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES, AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

TERMS OF THE INVESTMENT MANAGEMENT AGREEMENTS

         The Investment Management Agreements were last approved by the each Fund's Board of Trustees, including a majority of the Trustees who were not parties to the Investment Management Agreements or interested persons of such parties ("Independent Trustees") at a meeting held on April 27, 2000.

         The terms of the Investment Management Agreements, other than those related to the amount of the fee, will not be changed by the proposed Amendment.

         SERVICES PROVIDED. Each Investment Management Agreement requires Pilgrim Investments to provide, subject to the supervision of the Board of Trustees, investment advice and investment services to the Fund and to furnish advice and recommendations with respect to investment of the Fund's assets and the purchase or sale of its portfolio securities. Pilgrim Investments also provides investment research and analysis.

         LIABILITY OF THE ADVISER. The Investment Management Agreements provide that Pilgrim Investments is not subject to liability to the Funds for any act or omission in the course of, or connected with, rendering services under the Investment Management Agreement, except by reason of willful malfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties under the Investment Advisory Agreements.

         TERMINATION. The Investment Management Agreements will terminate automatically in the event of assignment. In addition, each Agreement may be terminated by Pilgrim Investments upon not more than sixty days' nor less than thirty days' written notice to the Fund, and by the Fund upon the vote of a majority of the Fund's Board of Trustees or a majority of the outstanding voting shares of the Fund, upon not more than sixty days' nor less than thirty days' written notice to Pilgrim Investments.

INFORMATION ABOUT PILGRIM INVESTMENTS

         Organized in December 1994, Pilgrim Investments is registered as an investment adviser with the Securities and Exchange Commission. As of February 29, 2000, Pilgrim Investments managed over $16.6 billion in assets. Pilgrim Investments is an indirect wholly-owned subsidiary of ReliaStar. Through its subsidiaries, ReliaStar offers individuals and institutions life insurance and annuities, employee benefits products and services, life and health reinsurance, retirement plans, mutual funds, bank products, and personal finance education.

         Prior to April 30, 2000, Pilgrim Advisors, Inc. ("Pilgrim Advisors") served as investment adviser to certain of the Funds. On April 30, 2000, Pilgrim Advisors, also an indirect wholly-owned subsidiary of ReliaStar, merged with Pilgrim Investments, and Pilgrim Investments is the surviving corporation from that merger. Pilgrim's principal address is 40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004.

         Appendix D to this proxy statement contains a list of registered investment companies (for which Pilgrim Investments acts as investment adviser) with investment objectives and policies similar to those of the Funds. See Appendix E to this proxy statement for a list of the directors and principal executive officers of Pilgrim Investments. Appendix F to this proxy statement identifies fees that have been paid by the Funds to Pilgrim Investments and certain of its affiliates during each Fund's most recent fiscal year.

         From time to time, Pilgrim Investments receives brokerage and research services from brokers that execute securities transactions for certain of the Funds. The commission paid by a Fund to a broker that provides such services to Pilgrim Investments may be greater than the commission would be if the Fund used a broker that does not provide the same level of brokerage and research services. Additionally, Pilgrim may use such services for clients other than the specific Fund or Funds from which the related commissions are derived.

BOARD OF TRUSTEES' ANALYSIS AND RECOMMENDATION

         In determining whether or not it was appropriate to approve the Amendment and to recommend approvals to shareholders, the Board of Trustees for each Fund, including the Independent Trustees, considered various matters and materials provided by Pilgrim Investments, including the factors described above. In addition to the factors mentioned above, the Independent Trustees considered (1) the nature, quality and scope of the services provided to each Fund by Pilgrim Investments, including each Fund's performance and its favorable historical rankings against comparable funds; (2) Pilgrim Investments' current expenses as well as anticipated expenses in managing the Funds; (3) expenses Pilgrim Investments has spent and will continue to incur building and sustaining a high quality growth asset management team, including expenses of maintaining and enhancing its ability to retain and attract high caliber personnel to serve each Fund; (4) the complexity of research and investment activities; (5) the performance of Pilgrim Investments in meeting other obligations to the Funds under the Administrative Services Agreement, including its oversight, administrative, and compliance monitoring services; (6) the effect of the proposed investment advisory fee increase on the expense ratio of each Fund; (7) comparative data to comparable funds as to investment performance, investment advisory fees, and expense ratios; and (8) the estimated profitability of Pilgrim Investments under the Investment Management Agreements, especially in light of increasing costs, and the effect on estimated profitability under the increased investment advisory fee.

         After reviewing and analyzing the materials provided by Pilgrim Investments, the Board of Trustees of each Fund concluded that the compensation to be paid to Pilgrim Investments under the proposed Amendment is fair and reasonable. The Boards believe that approving the Amendment is in the best interests of the Funds and their shareholders. Accordingly, after consideration of the above factors, and such other factors and information it considered relevant, the Boards of Trustees unanimously approved the Amendments and voted to recommend their approval by the Funds' shareholders.

         If the Amendment is approved by each Fund's shareholders, the Investment Management Agreements will continue from year to year, unless earlier terminated, provided that such continuance is specifically approved at least annually (i) by each Fund's Board of Trustees or by the vote of a majority of the outstanding voting securities of each Fund, and, in either case, (ii) by a majority of each Fund's Independent Trustees. In the event that shareholders of a Fund do not approve the Amendment, Pilgrim Investments would continue to serve as Adviser to that Fund under the Investment Management Agreement, and the Trustees of the Fund may consider other possible courses of action to accomplish the purposes for which the Proposal has been made, subject, as required, to approval by the shareholders of the Fund.

VOTE REQUIRED

         Shareholders of each Fund must separately approve the applicable Amendment with respect to that Fund. Approval of this Proposal No. 2 by a Fund requires a "Majority Vote." For purposes of this requirement, a "Majority Vote" shall mean a "majority of the outstanding voting securities" of the Fund as defined in the 1940 Act, as amended, I.E., (i) 67% or more of the shares of the Fund present at the Meeting if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund.

THE BOARD OF TRUSTEES OF EACH FUND, INCLUDING A MAJORITY OF THE INDEPENDENT TRUSTEES, RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL NO. 2.

                                 PROPOSAL NO. 3
APPROVAL OF NEW INVESTMENT MANAGEMENT AGREEMENTS TO TAKE EFFECT UPON COMPLETION OF THE PROPOSED ACQUISITION OF RELIASTAR FINANCIAL CORP. BY ING GROEP N.V.

         On April 30, 2000, ReliaStar Financial Corp. ("ReliaStar") entered into an agreement (the "Transaction") to be acquired by ING Groep N.V. ("ING"). ING is a global financial institution active in the fields of insurance, banking, and asset management. Headquartered in Amsterdam, it conducts business in more than 60 countries, and has almost 90,000 employees. ING seeks to provide a full range of integrated financial services to private, corporate, and institutional clients through a variety of distribution channels. As of December 31, 1999, ING had total assets of approximately $471.8 billion and assets under management of approximately $330.3 billion. ING includes, among its numerous direct and indirect subsidiaries, Baring Asset Management, Inc. in Boston, Mass., ING Investment Management Advisors B.V. in The Hague, The Netherlands, Furman Selz Capital Management LLC in New York, N.Y., ING Investment Management LLC in Atlanta, Georgia, Baring International Investment Limited in London, England and Baring Asset Management (Asia) Limited in Hong Kong. Completion of the Transaction is contingent upon, among other things, approval by the Board of Directors/Trustees of the Pilgrim Funds, and certain Pilgrim Fund shareholder and regulatory approvals.

         In the transaction, ING will issue to stockholders of ReliaStar $54.00 in cash for each share of ReliaStar common stock held by them, subject to possible adjustments. On April 30, 2000, the total number of shares of ReliaStar outstanding was 89,502,477.

         Pilgrim Investments is expected to remain intact after the Transaction. Pilgrim Investments does not currently anticipate that there will be any changes in the investment personnel primarily responsible for the management of the Funds as a result of the Transaction. ING's principal executive offices are located at Strawinskylaan 2631, 1077 zz Amsterdam, P.O. Box 810, 1000 AV Amsterdam, the Netherlands.

         Shareholders of the Funds also are being asked to approve new Investment Management Agreements (the "New Agreements") between the Funds and Pilgrim Investments. APPROVAL OF THE NEW AGREEMENTS IS SOUGHT SO THAT THE MANAGEMENT OF EACH FUND CAN CONTINUE UNINTERRUPTED AFTER THE TRANSACTION, BECAUSE THE CURRENT INVESTMENT MANAGEMENT AGREEMENTS (THE "CURRENT AGREEMENTS") MAY TERMINATE AUTOMATICALLY AS A RESULT OF THE TRANSACTION.

         APPROVAL OF THE NEW AGREEMENT IS NOT CONDITIONED UPON THE APPROVAL OF THE AMENDMENT DESCRIBED IN PROPOSAL 2 ABOVE. IF FOR ANY REASON THE AMENDMENT IN PROPOSAL 2 IS NOT APPROVED BY SHAREHOLDERS OF ANY FUND, AND THE NEW AGREEMENT IS APPROVED, THE NEW AGREEMENT WILL NOT CONTAIN THE INCREASE IN ADVISORY FEES PAYABLE TO PILGRIM INVESTMENTS THAT IS THE SUBJECT OF PROPOSAL 2.

         The Transaction between ReliaStar and ING is scheduled to close in September 2000. As a result of this transaction, ReliaStar will become a wholly-owned subsidiary of ING America Insurance Holdings, Inc., a subsidiary of ING. Pilgrim Investments will remain a wholly-owned subsidiary of ReliaStar. The change in ownership of Pilgrim Investments resulting from this transaction may be deemed under the 1940 Act to be an assignment of the Current Agreements. The Current Agreements provide for their automatic termination upon an assignment. Accordingly, the New Agreements between Pilgrim Investments and the Funds are proposed for approval by shareholders of each Fund. Forms of the New Agreements are attached as Appendix C attached to this proxy statement.

         Pilgrim Investments and representatives of ING have advised the Funds that currently no change is expected in the investment advisory and other personnel in connection with the Transaction and that it is currently anticipated the same persons responsible for management of the Funds under the Current Agreements will continue to be responsible under the New Agreements. Pilgrim Investments does not anticipate that the Transaction will cause any reduction in the quality of services now provided to the Funds or have any adverse effect on Pilgrim Investments' ability to fulfill its obligations to the Funds.

         The terms of the New Agreements are the same in all respects as the terms of the Current Agreements, except for the dates. The Current Agreements were last approved by each Fund's Board of Trustees, including a majority of the Trustees who were not parties to the Current Agreements or interested persons of such parties, at a Joint Meeting of the Board of Trustees held on April 27, 2000. The shareholders for each Fund last approved the Current Agreements with respect to those Funds on ______________.

         At the June 13, 2000 meeting of the Board of Trustees, each New Agreement was approved unanimously by the Board of Trustees, including all of the Trustees who are not interested parties to the New Agreements or interested persons of such parties. Each New Agreement as approved by the Board of Trustees is submitted for approval by the shareholders of the Fund to which the New Agreement applies. Each New Agreement must be voted upon separately by each Fund to which it pertains.

         If the New Agreements are approved by shareholders, they will take effect immediately after the closing on the Transaction. The New Agreements will remain in effect for two years from the date they take effect, and, unless earlier terminated, will continue from year to year thereafter, provided that each such continuance is approved annually with respect to each Fund (i) by the applicable Fund's Board of Trustees or by the vote of a majority of the outstanding voting securities of the particular Fund, and, in either case, (ii) by a majority of the Fund's Trustees who are not parties to the New Agreement or "interested persons" of any such party (other than as Trustees of the Fund).

         If the shareholders of any Fund should fail to approve the New Agreement pertaining to that Fund, the Transaction may not be consummated. If the Transaction is not consummated, Pilgrim Investments will continue to serve as adviser for all of the Funds under the Current Agreements.

THE TERMS OF THE NEW AGREEMENT

         The terms of each New Agreement will be the same in all respects as that of its respective Current Agreement, except for the dates. Each New Agreement requires Pilgrim Investments to provide, subject to the supervision of the Board of Trustees, investment advice and investment services to the Fund and to furnish advice and recommendations with respect to investment of the Fund's assets and the purchase or sale of its portfolio securities. Pilgrim Investments also provides investment research and analysis.

         There will be no increase in advisory fees for either Fund as a result of the Transaction. The annual advisory fees under the New Agreements for each Fund are listed in Appendix D to this proxy statement.

         Like the Current Agreements, each New Agreement provides that Pilgrim Investments is not subject to liability to the Fund for any act or omission in the course of, or connected with, rendering services under the Agreement, except by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties under the Agreement.

         Each New Agreement may be terminated by a Fund without penalty upon not more than sixty days' or less than thirty days written notice by the Board of Trustees, by a vote of the holders of a majority of the Fund's outstanding shares voting as a single class, or by Pilgrim Investments. Each New Agreement will terminate automatically in the event of its "assignment" (as defined in the 1940 Act).

INFORMATION ABOUT PILGRIM INVESTMENTS

         Organized in December 1994, Pilgrim Investments is registered as an investment adviser with the Securities and Exchange Commission. As of February 29, 2000, Pilgrim Investments managed over $16.6 billion in assets. Pilgrim Investments is an indirect wholly-owned subsidiary of ReliaStar. Through its subsidiaries, ReliaStar offers individuals and institutions life insurance and annuities, employee benefits products and services, life and health reinsurance, retirement plans, mutual funds, bank products, and personal finance education.

         Prior to April 30, 2000, Pilgrim Advisors, Inc. ("Pilgrim Advisors") served as investment adviser to the Funds. On April 30, 2000, Pilgrim Advisors, also an indirect wholly-owned subsidiary of ReliaStar, merged with Pilgrim Investments, and Pilgrim Investments is the surviving corporation from that merger. Pilgrim's principal address is 40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004.

         Appendix D to this proxy statement contains a list of registered investment companies (for which Pilgrim Investments acts as investment adviser) with investment objectives and policies similar to those of the Funds. See Appendix E to this proxy statement for a list of the directors and principal executive officers of Pilgrim Investments. Appendix F to this proxy statement identifies fees that have been paid by the Funds to Pilgrim Investments and certain of its affiliates during each Fund's most recent fiscal year.

         From time to time, Pilgrim Investments receives brokerage and research services from brokers that execute securities transactions for certain of the Funds. The commission paid by a Fund to a broker that provides such services to Pilgrim Investments may be greater than the commission would be if the Fund used a broker that does not provide the same level of brokerage and research services. Additionally, Pilgrim Investments may use such services for clients other than the specific Fund or Funds from which the related commissions are derived.

EVALUATION BY THE BOARD OF TRUSTEES

         In determining whether or not it was appropriate to approve the New Agreements and to recommend approval to shareholders, the Board of Trustees, including the Trustees who are not interested persons of Pilgrim Investments, considered various materials and representations provided by Pilgrim Investments and met with a representative of ING. The Independent Trustees were advised by independent legal counsel with respect to these matters.

         Information considered by the Trustees included, among other things, the following: (1) Pilgrim Investments' representation that it is expected to remain intact after the Transaction, and that the same persons currently responsible for management of the Funds are expected to continue to manage the Funds after the Transaction closes; (2) that the senior management personnel responsible for the management of Pilgrim Investments are expected to continue to be responsible for the management of Pilgrim Investments; (3) that the compensation to be received by Pilgrim Investments under the New Agreements is the same as the compensation paid under the Current Agreements; (4) ING America Insurance Holdings, Inc.'s representation that it will use reasonable best efforts to assure that an "unfair burden"(as defined in the 1940 Act) is not imposed on the Funds as a result of the Transaction; (5) the commonality of the terms and provisions of the New Agreements and Current Agreements; and (6) ING's financial strength and commitment to the advisory business.

         Further, the Board of Trustees reviewed its determinations reached at the meetings of the Board of Trustees of the Funds on April 27, 2000 respecting the Current Agreements and, with respect to the Current Agreements, (1) the nature and quality of the services rendered by Pilgrim Investments under the Agreements; (2) the fairness of the compensation payable to Pilgrim Investments under the Agreements; (3) the results achieved by Pilgrim Investments for the Funds; and (4) the personnel, operations and financial condition, and investment management capabilities, methodologies, and performance of Pilgrim Investments. The Board also considered the services provided by Pilgrim Group, Inc. as administrator to the Funds and the fees received by Pilgrim Group, Inc. for such services.,

         Based upon its review, the Board determined that, by approving the New Agreements, the Funds can best be assured that services from Pilgrim Investments will be provided without interruption. The Board also determined that the New Agreements are in the best interests of each Fund and its shareholders. Accordingly, after consideration of the above factors, and such other factors and information it considered relevant, each Board of Trustees unanimously approved the New Agreements and voted to recommend its approval by each Fund's shareholders.

         The effectiveness of this Proposal No. 3 is conditioned on the consummation of the Transaction. Accordingly, in the event that the Transaction is not consummated, Pilgrim Investments will continue to manage the Funds pursuant to the Current Agreements.

VOTE REQUIRED

         Shareholders of each Fund must separately approve the applicable New Investment Advisory Agreement with respect to that Fund. Approval of this Proposal No. 3 by a Fund requires an affirmative vote of the lesser of (i) 67% or more of the shares of the Fund's shares present at the Meeting if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund.

THE BOARD OF TRUSTEES OF EACH FUND, INCLUDING A MAJORITY OF THE INDEPENDENT TRUSTEES, RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL NO. 3.

                                 PROPOSAL NO. 4
          RATIFICATION OF THE SELECTION OF INDEPENDENT PUBLIC AUDITORS

         Shareholders are being asked to ratify the selection of the accounting firm of PricewaterhouseCooper LLP ("PricewaterhouseCoopers") to act as the independent auditors for the Funds for the fiscal year ending December 31, 2000.

         At a meeting of the Board held on January 27, 2000, the Board of Trustees of Pilgrim Growth Opportunities Fund and Pilgrim SmallCap Opportunities Fund, including a majority of Trustees who are not "interested persons" as defined in the 1940 Act, as well as the Trustees who were members of the Audit Committee, selected PricewaterhouseCoopers to act as the independent auditors for the fiscal year ending December 31, 2000.

         PricewaterhouseCoopers has served as independent auditors for each Fund with respect to its financial statements for the fiscal years ended December 31, [ ] through December 31, 1999.

         PricewaterhouseCoopers has advised the Funds that it is an independent auditing firm and has no direct financial or material indirect financial interest in the Funds. [Add sentence about PricewaterhouseCoopers personnel holding Fund shares]. Representatives of PricewaterhouseCoopers are not expected to be at the Meeting but have been given the opportunity to make a statement if they wish, and will be available should any matter arise requiring their presence.

VOTE REQUIRED

         Shareholders of each Fund must separately ratify the independent auditors for that Fund. For each Fund, the affirmative vote of a majority of the shares of that Fund voted at the Meeting is required to approve this Proposal No. 4.

THE BOARD OF TRUSTEES OF EACH FUND, INCLUDING A MAJORITY OF THE INDEPENDENT TRUSTEES, RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL NO. 4.

                              GENERAL INFORMATION

OTHER MATTERS TO COME BEFORE THE MEETING

         Management of the Funds does not know of any matters to be presented at the Meeting other than those described in this Proxy Statement. If other business should properly come before the Meeting, the proxy holders will vote thereon in accordance with their best judgment.

SECTION 15(f) OF THE INVESTMENT COMPANY ACT

         ING America Insurance Holdings, Inc. and ReliaStar, the indirect parent company of Pilgrim Investments, have agreed to use their reasonable best efforts to assure compliance with the conditions of Section 15(f) of the Investment Company Act of 1940. Section 15(f) provides a non-exclusive safe harbor for an investment adviser or any affiliated persons thereof to receive any amount or benefit in connection with a transaction that results in a change in control of or identity of the investment adviser to an investment company as long as two conditions are met. First, no "unfair burden" may be imposed on the investment company as a result of the transaction relating to the change of control, or any express or implied terms, conditions or understandings applicable thereto. As defined in the Investment Company Act, the term "unfair burden" includes any arrangement during the two-year period after the change in control whereby the investment adviser (or predecessor or successor adviser), or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter of the investment company). Second, during the three year period immediately following the change of control, at least 75% of an investment company's board of trustees must not be "interested persons" of the investment adviser or the predecessor investment adviser within the meaning of the Investment Company Act.

VOTING RIGHTS

         Each share of each class of a Fund is entitled to one vote. Shareholders of each Fund at the close of business on June 26, 2000 (the "Record Date") will be entitled to be present and to give voting instructions for the Funds at the Meeting and any adjournments thereof with respect to their shares owned as of the Record Date. As of the Record Date, the Funds had the following shares outstanding:

            FUND                                      SHARES OUTSTANDING
            ----                                      ------------------
Pilgrim Growth Opportunities Fund                           [ ]
Pilgrim SmallCap Opportunities Fund                         [ ]

         For each Fund, a majority of the outstanding shares of the Fund or Fund on the Record Date, represented in person or by proxy, must be present to constitute a quorum.

         If a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve any or all of the Proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. A shareholder vote may be taken on one or more of the Proposals in this proxy statement prior to any adjournment if sufficient votes have been received with respect to a Proposal. Any adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named in the enclosed proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of any Proposal that has not been adopted, will vote against any adjournments those proxies required to be voted against any Proposal that has not been adopted, and will not vote any proxies that direct them to abstain from voting on such Proposals.

         The Funds expect that, before the Meeting, broker-dealer firms holding shares of the Funds in "street name" for their customers will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms' proxy solicitation materials, the Funds understand that the broker-dealers that are members of the New York Stock Exchange may vote on the items to be considered at the Meeting on behalf of their customers and beneficial owners under rules of the New York Stock Exchange.

         If a shareholder abstains from voting as to any matter, or if a broker returns a "non-vote" proxy, indicating a lack of authority to vote on a matter, then the shares represented by such abstention or non-vote will be considered to be present at the Meeting for purposes of determining the existence of a quorum. However, abstentions and broker non-votes will be disregarded in determining the "votes cast" on an issue. For this reason, with respect to matters requiring the affirmative vote of a majority of the total shares outstanding, an abstention or broker non-vote will have the effect of a vote against such matters.

         To the knowledge of the Funds, as of ______, 2000, no current Trustee of the Funds owned 1% or more of the outstanding shares of any Fund and the officers and Trustees of the Funds own, as a group, less than 1% of the shares of each Fund.

BENEFICIAL OWNERS

         Appendix G to this proxy statement lists the persons that, to the knowledge of the Funds, owned beneficially 5% or more of the outstanding shares of any class of a Fund as of ________, 2000.

SOLICITATION OF PROXIES

         Solicitation of proxies is being made primarily by the mailing of this Notice and Proxy Statement with its enclosures on or about _________,2000. Shareholders of the Funds whose shares are held by nominees, such as brokers, can vote their proxies by contacting their respective nominee. In addition to the solicitation of proxies by mail, officers of the Funds and employees of Pilgrim Investments and its affiliates, without additional compensation, may solicit proxies in person or by telephone, telegraph, facsimile, or oral communication. The Funds have retained Shareholder Communications Corporation ("SCC"), a professional proxy solicitation firm, to assist with any necessary solicitation of proxies. As the Meeting date approaches, certain shareholders of the Funds may receive a telephone call from SCC asking the shareholder to vote.

         A shareholder may revoke the accompanying proxy at any time prior to its use by filing with his/her respective Fund a written revocation or duly executed proxy bearing a later date. In addition, any shareholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given. The persons named in the accompanying proxy will vote as directed by the proxy, but in the absence of voting directions in any proxy that is signed and returned, they intend to vote "FOR" each of the proposals and may vote in their discretion with respect to other matters not now known to the Board of the Funds that may be presented at the Meeting.

EXPENSES

         Pilgrim Investments or an affiliate, or ING, will pay the expenses of the Funds in connection with Proposal 3 of this Notice and Proxy Statement and the Meeting, including the printing, mailing, solicitation and vote tabulation expenses, legal fees, and out of pocket expenses. The Funds will not bear the expenses of Proposal 3 of the Proxy Statement, but will bear the expenses of the other proposals. Expenses of the other proposals of the Proxy Statement will be allocated among the Funds on a rational basis.

ADVISER AND PRINCIPAL UNDERWRITER

         Pilgrim Investments is located at 40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004, and serves as the investment adviser to each of the Funds. Pilgrim Securities, Inc., whose address is 40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004, is the Distributor for each of the Funds.

EXECUTIVE OFFICERS OF THE FUND

         Officers of the Funds are elected by the Board and hold office until they resign, are removed or are otherwise disqualified to serve. The principal executive officers of each Fund, together with such person's position with the Funds and principal occupation for the last five years, are listed on Appendix H attached hereto.

SHAREHOLDER PROPOSALS

         The Funds are not required to hold annual meetings of shareholders and currently do not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act. A shareholder proposal to be considered for inclusion in the proxy statement at any subsequent meeting of shareholders must be submitted a reasonable time before the proxy statement for that meeting is mailed. Whether a proposal is submitted in the proxy statement will be determined in accordance with applicable federal and state laws.

REPORTS TO SHAREHOLDERS

         Each Fund will furnish, without charge, a copy of the Annual Report and the most recent Semi-Annual Report regarding that Fund on request. Requests for such reports should be directed to Pilgrim Investments at 40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004 or at (800) 992-1080.

IN ORDER THAT THE PRESENCE OF A QUORUM AT THE MEETING MAY BE ASSURED, PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.



                                    JAMES M. HENNESSY, Secretary


June ___, 2000
40 North Central Avenue
Suite 1200
Phoenix, Arizona 85004
(800) 992-0180

                                  APPENDIX A

     INVESTMENT MANAGEMENT AGREEMENT FOR PILGRIM GROWTH OPPORTUNITIES FUND .

                         INVESTMENT MANAGEMENT AGREEMENT
                        PILGRIM GROWTH OPPORTUNITIES FUND

         AGREEMENT made this ___ day of September 2000, by and between PILGRIM GROWTH OPPORTUNITIES FUND, a Massachusetts business trust, (the "Fund") and PILGRIM INVESTMENTS, INC., a Delaware business corporation (the "Adviser").

         The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "Investment Company Act").

         The Fund desires to retain the Adviser to render investment advisory services to the Fund, and the Adviser is willing to render such investment advisory on the terms set forth below.

         The parties agree as follows:

         1. The Fund hereby appoints the Adviser to act as investment adviser to the Fund for the period and on the terms set forth in this Agreement. The Adviser accepts such appointment and agrees to render the services described, for the compensation provided, in this Agreement.

         2. Subject to the supervision of the Trustees, the Adviser shall manage the investment operations of the Fund and the composition of the Fund's portfolio, including the purchase and retention and disposition of portfolio securities, in accordance with the Fund's investment objectives, policies and restrictions as stated in the Fund's Prospectus and Statement of Additional Information (as defined below) subject to the following understandings:

         (a) The Adviser shall provide supervision of the Fund's investments and determine from time to time what investments will be made, held or disposed of or what securities will be purchased and retained, sold or loaned by the Fund, and what portion of the assets will be invested or held uninvested as cash.

         (b) The Adviser shall use its best judgment in the performance of its duties under this Agreement.

         (c) The Adviser, in the performance of its duties and obligations under this Agreement, shall (i) act in conformity with the Declaration of Trust, By-Laws, Prospectus and Statement of Additional Information of the Fund, with the instructions and directions of the Trustees and (ii) conform to and comply with the requirements of the Investment Company Act and all other applicable federal and state laws and regulations.

         (d) (i) The Adviser shall determine the securities to be purchased or sold by the Fund and will place orders pursuant to its determinations with or through such persons, brokers or dealers to carry out the policy with respect to brokerage as set forth in the Fund's Prospectus and Statement of Additional Information or as the Trustees may direct from time to time. In providing the Fund with investment supervision, the Adviser will give primary consideration to securing the most favorable price and efficient execution. The Adviser may also consider the financial responsibility, research and investment information and other services and research related products provided by brokers or dealers who may effect or be a party to any such transactions or other transactions to which other clients of the Adviser may be a party. The Fund recognize that the services and research related products provided by such brokers may be useful to the Adviser in connection with its services to other clients.

         (ii) When the Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients, the Adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transactions, will be made by the Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

         (e) The Adviser shall maintain, or cause to be maintained, all books and records required under the Investment Company Act to the extent not maintained by the custodian of the Fund. The Adviser shall render to the Trustees such periodic and special reports as the Trustees may reasonably request.

         (f) The Adviser shall provide the Fund's custodian on each business day information relating to all transactions concerning the Fund's assets.

         (g) The investment management services of the Adviser to the Fund under this Agreement are not to be deemed exclusive, and the Adviser shall be free to render similar services to others.

         3. The Fund has delivered to the Adviser copies of each of the following documents and will deliver to it all future amendments and supplements, if any:

         (a) Declaration of Trust, as amended, as filed with the Secretary of the Commonwealth of Massachusetts (such Declaration of Trust, as in effect on the date hereof and as further amended from time to time, is herein called the "Declaration of Trust");

         (b) By-Laws of the Fund (such By-Laws, as in effect on the date hereof and as amended from time to time, are herein called the "By-Laws");

         (c) Certified resolutions of the Trustees authorizing the appointment of the Adviser and approving this Agreement on behalf of the Fund;

         (d) Registration Statement on Form N-lA under the Investment Company Act and the Securities Act of 1933, as amended from time to time (the "Registration Statement"), as filed with the Securities and Exchange Commission (the "Commission"), relating to the Fund and shares of beneficial interest of the Fund and all amendments thereto.

         (e) Notification of Registration of the Fund under the Investment Company Act on Form N-8A as filed with the Commission and all amendments thereto;

         (f) Prospectus and Statement of Additional Information included in the Registration Statement, as amended from time to time. All references to this Agreement, the Prospectus and the Statement of Additional Information shall be to such documents as most recently amended or supplemented and in effect.

         4. The Adviser shall authorize and permit any of its directors, officers and employees who may be elected as Trustees or officers of the Fund to serve in the capacities in which they are elected. All services to be furnished by the Adviser under this Agreement may be furnished through such directors, officers or employees of the Adviser.

         5. The Adviser agrees that all records which it maintains for the Fund are property of the Fund. The Adviser will surrender promptly to the Fund any such records upon the Fund's request. The Adviser further agrees to preserve such records for the periods prescribed in Rule 3la-2 of the Commission under the Investment Company Act.

         6. In connection with the services rendered by the Adviser under this Agreement, the Adviser will pay all of the following expenses:

          (a) the salaries and expenses of all personnel of the Fund and the Adviser required to perform the services to be provided pursuant to this Agreement, except the fees of the Trustees who are not affiliated persons of the Adviser, and

          (b) all expenses incurred by the Adviser or the Fund in connection the performance of the Adviser's responsibilities hereunder, other than brokers' commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions.

         7. In the event the expenses of the Fund for any fiscal year (including the fees payable to the Adviser but excluding interest, taxes, brokerage commissions, distribution fees and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business) exceed the lowest applicable annual expense limitation established pursuant to the statutes or regulations of any jurisdictions in which shares of the Fund are then qualified for offer and sale, the compensation due the Adviser will be reduced by the amount of such excess, or, if such reduction exceeds the compensation payable to the Adviser, the Adviser will pay the Fund, whose expenses exceed such expense limitation, the amount of such reduction which exceeds the amount of such compensation.

         8. For the services provided and the expenses assumed pursuant to this Agreement, the Fund will pay to the Adviser as compensation a fee accrued daily and paid monthly at the annual rate of 0.95% of the Fund's aggregate average daily net assets.

         9. The Adviser may rely on information reasonably believed by it to be accurate and reliable. Neither the Adviser nor its officers, directors, employees or agents or controlling persons shall be liable for any error or judgment or mistake of law, or for any loss suffered by the Fund in connection with or arising out of the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

         10. This Agreement shall continue in effect for a period of two years from the date hereof and shall continue automatically for successive annual periods, provided that such continuance is specifically approved at least annually by the affirmative vote of (i) a majority of the Trustees of the Fund, who are not interested persons of the Fund, cast in person at a meeting called for the purpose of voting on such approval, and (ii) a majority of the Trustees of the Fund or the holders of a majority of the outstanding voting securities of the Fund; provided however, that this Agreement may be terminated by the Fund, at any time, without the payment of any penalty, by the majority of the Trustees acting on behalf of the Fund or by vote of a majority of the outstanding voting securities (as defined in the Investment Company Act) of the Fund, or by the Adviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other party.

         11. This agreement shall terminate automatically in the event of its assignment; the term "assignment" for this purpose shall have the meaning defined in Section 2(a)(4) of the Investment Company Act of 1940.

         12. Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of the Adviser who may also be a Trustee, officer or employee of the Fund to engage in any other business or to devote his time and attention in part to the management or other aspect of any business, whether of a similar or dissimilar nature, nor limit or restrict the right of the Adviser to engage in any other business or to render services of any kind to any other person or entity.

         13. During the term of this Agreement, the Fund agrees to furnish the Adviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature, or other material prepared for distribution to shareholders of the Fund or the public, which refer in any way to the Adviser, prior to use thereof and not to use such material if the Adviser reasonably objects in writing within five business days (or such other time as may be mutually agreed) after receipt. In the event of termination of the Agreement, the Fund will continue to furnish to the Adviser such other information relating to the business affairs of the Fund as the Adviser at any time, or from time to time, reasonably requests in order to discharge its obligations hereunder.

         14. This Agreement may be amended by mutual agreement, but only after authorization of such amendments by the affirmative vote of (i) the holders of the majority of the outstanding voting securities of the Fund and (ii) a majority of the members of the Trustees who are not interested persons of the Fund or the Adviser, cast in person at a meeting called for the purpose of voting on such approval.

         15. The Adviser and the Fund each agree that the name "Pilgrim" is proprietary to, and a property right of, the Adviser. The Fund agrees and consents that (i) it will only use the name "Pilgrim" as part of its name and for no other purpose, (ii) it will not purport to grant any third party the right to use the name "Pilgrim" and (iii) upon the termination of this Agreement, the Fund shall, upon the request of the Adviser, cease to use the name "Pilgrim", and shall use its best efforts to cause its officers, Trustees and shareholders to take any and all actions which the Adviser may request to effect the foregoing.

         16. Any notice or other communications required to be given pursuant to this Agreement shall be deemed to be given if delivered or mailed by registered mail, postage paid, (1) to the Adviser at 40 N. Central Avenue, Suite 1200, Phoenix, Arizona 85004, Attention: Secretary; or (2) to the Fund, 40 N. Central Avenue, Suite 1200, Phoenix, Arizona 85004, Attention: Secretary.

         17. This Agreement shall be governed by and construed in accordance with the laws of the State of Arizona. The terms "interested person", "assignment", and "vote of the majority of the outstanding securities" shall have the meaning set forth in the Investment Company Act.

         18. The Declaration of Trust, establishing the Trust, a copy of which, together with all amendments thereto (the "Declaration"), is on file in the office of the Secretary of the Commonwealth of Massachusetts, provides that the name "Pilgrim Growth Opportunities Fund" refers to the Trustees under the Declaration collectively as trustees, but not individually or personally; and no Trustee, shareholder, officer, employee or agent of the Fund may be held to any personal liability, nor may resort be had to their private property for the satisfaction of any obligation or claim or otherwise in connection with the affairs of the Fund, but the Fund property only shall be liable.

         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first written above.

                        PILGRIM GROWTH OPPORTUNITIES FUND


                        By:
                           ---------------------------------
                           Senior Vice President



                       PILGRIM INVESTMENTS, INC.


                        By:
                           ---------------------------------
                           Executive Vice President

                                   APPENDIX B

    INVESTMENT MANAGEMENT AGREEMENT FOR PILGRIM SMALLCAP OPPORTUNITIES FUND .

                       PILGRIM SMALLCAP OPPORTUNITIES FUND
                         INVESTMENT MANAGEMENT AGREEMENT

AGREEMENT made this ______nd day of _______, 2000, by and between PILGRIM SMALLCAP OPPORTUNITIES FUND a Massachusetts business trust, (the "Fund") and PILGRIM INVESTMENTS, INC., a Delaware business corporation (the "Adviser").

         The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "Investment Company Act").

         The Fund desires to retain the Adviser to render investment advisory services to the Fund, and the Adviser is willing to render such investment advisory on the terms set forth below.

         The parties agree as follows:

         1. The Fund hereby appoints the Adviser to act as investment adviser to the Fund for the period and on the terms set forth in this Agreement. The Adviser accepts such appointment and agrees to render the services described, for the compensation provided, in this Agreement.

         2. Subject to the supervision of the Trustees, the Adviser shall manage the investment operations of the Fund and the composition of the Fund's portfolio, including the purchase and retention and disposition of portfolio securities, in accordance with the Fund's investment objectives, policies and restrictions as stated in the Fund's Prospectus and Statement of Additional Information (as defined below) subject to the following understandings:

         (a) The Adviser shall provide supervision of the Fund's investments and determine from time to time what investments will be made, held or disposed of or what securities will be purchased and retained, sold or loaned by the Fund, and what portion of the assets will be invested or held uninvested as cash.

         (b) The Adviser shall use its best judgment in the performance of its duties under this Agreement.

         (c) The Adviser, in the performance of its duties and obligations under this Agreement, shall (i) act in conformity with the Declaration of Trust, By-Laws, Prospectus and Statement of Additional Information of the Fund, with the instructions and directions of the Trustees and (ii) conform to and comply with the requirements of the Investment Company Act and all other applicable federal and state laws and regulations.

         (d) (i) The Adviser shall determine the securities to be purchased or sold by the Fund and will place orders pursuant to its determinations with or through such persons, brokers or dealers to carry out the policy with respect to brokerage as set forth in the Fund's Prospectus and Statement of Additional Information or as the Trustees may direct from time to time. In providing the Fund with investment supervision, the Adviser will give primary consideration to securing the most favorable price and efficient execution. The Adviser may also consider the financial responsibility, research and investment information and other services and research related products provided by brokers or dealers who may effect or be a party to any such transactions or other transactions to which other clients of the Adviser may be a party. The Fund recognize that the services and research related products provided by such brokers may be useful to the Adviser in connection with its services to other clients.

         (ii) When the Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients, the Adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transactions, will be made by the Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

         (e) The Adviser shall maintain, or cause to be maintained, all books and records required under the Investment Company Act to the extent not maintained by the custodian of the Fund. The Adviser shall render to the Trustees such periodic and special reports as the Trustees may reasonably request.

         (f) The Adviser shall provide the Fund's custodian on each business day information relating to all transactions concerning the Fund's assets.

         (g) The investment management services of the Adviser to the Fund under this Agreement are not to be deemed exclusive, and the Adviser shall be free to render similar services to others.

         3. The Fund has delivered to the Adviser copies of each of the following documents and will deliver to it all future amendments and supplements, if any:

         (a) Declaration of Trust, as amended, as filed with the Secretary of the Commonwealth of Massachusetts (such Declaration of Trust, as in effect on the date hereof and as further amended from time to time, is herein called the "Declaration of Trust");

         (b) By-Laws of the Fund (such By-Laws, as in effect on the date hereof and as amended from time to time, are herein called the "By-Laws");

         (c) Certified resolutions of the Trustees authorizing the appointment of the Adviser and approving this Agreement on behalf of the Fund;

         (d) Registration Statement on Form N-lA under the Investment Company Act and the Securities Act of 1933, as amended from time to time (the "Registration Statement"), as filed with the Securities and Exchange Commission (the "Commission"), relating to the Fund and shares of beneficial interest of the Fund and all amendments thereto.

         (e) Notification of Registration of the Fund under the Investment Company Act on Form N-8A as filed with the Commission and all amendments thereto;

         (f) Prospectus and Statement of Additional Information included in the Registration Statement, as amended from time to time. All references to this Agreement, the Prospectus and the Statement of Additional Information shall be to such documents as most recently amended or supplemented and in effect.

         4. The Adviser shall authorize and permit any of its directors, officers and employees who may be elected as trustees or officers of the Fund to serve in the capacities in which they are elected. All services to be furnished by the Adviser under this Agreement may be furnished through such directors, officers or employees of the Adviser.

         5. The Adviser agrees that all records which it maintains for the Fund are property of the Fund. The Adviser will surrender promptly to the Fund any such records upon the Fund's request. The Adviser further agrees to preserve such records for the periods prescribed in Rule 3la-2 of the Commission under the Investment Company Act.

         6. In connection with the services rendered by the Adviser under this Agreement, the Adviser will pay all of the following expenses:

          (a) the salaries and expenses of all personnel of the Fund and the Adviser required to perform the services to be provided pursuant to this Agreement, except the fees of the Trustees who are not affiliated persons of the Adviser, and

          (b) all expenses incurred by the Adviser or the Fund in connection the performance of the Adviser's responsibilities hereunder, other than brokers' commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions.

         7. In the event the expenses of the Fund for any fiscal year (including the fees payable to the Adviser but excluding interest, taxes, brokerage commissions, distribution fees and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business) exceed the lowest applicable annual expense limitation established pursuant to the statutes or regulations of any jurisdictions in which shares of the Fund are then qualified for offer and sale, the compensation due the Adviser will be reduced by the amount of such excess, or, if such reduction exceeds the compensation payable to the Adviser, the Adviser will pay the Fund, whose expenses exceed such expense limitation, the amount of such reduction which exceeds the amount of such compensation.

         8. For the services provided and the expenses assumed pursuant to this Agreement, the Fund will pay to the Adviser as compensation a fee accrued daily and paid monthly at the annual rate of 1.00% of the Fund's aggregate average daily net assets.

         9. The Adviser may rely on information reasonably believed by it to be accurate and reliable. Neither the Adviser nor its officers, directors, employees or agents or controlling persons shall be liable for any error of judgment or mistake of law, or for any loss suffered by the Fund in connection with or arising out of the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

         10. This Agreement shall continue in effect for a period of two years from the date hereof and shall continue automatically for successive annual periods , provided that such continuance is specifically approved at least annually by the affirmative vote of (i) a majority of the Trustees of the Fund , who are not interested persons of the Fund, cast in person at a meeting called for the purpose of voting on such approval, and (ii) a majority of the Trustees of the Fund or the holders of a majority of the outstanding voting securities of the Fund; provided however, that this Agreement may be terminated by the Fund, at any time, without the payment of any penalty, by the majority of the Trustees acting on behalf of the Fund or by vote of a majority of the outstanding voting securities (as defined in the Investment Company Act) of a Fund, or by the Adviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other party.

         11. This agreement shall terminate automatically in the event of its assignment; the term "assignment" for this purpose shall have the meaning defined in Section 2(a)(4) of the Investment Company Act of 1940.

         12. Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of the Adviser who may also be a Trustee, officer or employee of the Fund to engage in any other business or to devote his time and attention in part to the management or other aspect of any business, whether of a similar or dissimilar nature, nor limit or restrict the right of the Adviser to engage in any other business or to render services of any kind to any other person or entity.

         13. During the term of this Agreement, the Fund agrees to furnish the Adviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature, or other material prepared for distribution to shareholders of the Fund or the public, which refer in any way to the Adviser, prior to use thereof and not to use such material if the Adviser reasonably objects in writing within five business days (or such other time as may be mutually agreed) after receipt. In the event of termination of the Agreement, the Fund will continue to furnish to the Adviser such other information relating to the business affairs of the Fund as the Adviser at any time, or from time to time, reasonably requests in order to discharge its obligations hereunder.

         14. This Agreement may be amended by mutual agreement, but only after authorization of such amendments by the affirmative vote of (i) the holders of the majority of the outstanding voting securities of the Fund and ( ii) a majority of the members of the Board of Trustees who are not interested persons of the Fund or the Adviser, cast in person at a meeting called for the purpose of voting on such approval.

         15. The Adviser and the Fund each agree that the name "Pilgrim" is proprietary to, and a property right of, the Adviser. The Fund agrees and consents that (i) it will only use the name "Pilgrim" as part of its name and for no other purpose, (ii) it will not purport to grant any third party the right to use the name "Pilgrim" and (iii) upon the termination of this Agreement, the Fund shall, upon the request of the Adviser, cease to use the name "Pilgrim", and shall use its best efforts to cause its officers, Trustees and shareholders to take any and all actions which the Adviser may request to effect the foregoing.

         16. Any notice or other communications required to be given pursuant to this Agreement shall be deemed to be given if delivered or mailed by registered mail, postage paid, (1) to the Adviser at 40 N. Central Avenue, Suite 1200, Phoenix, Arizona 85004, Attention: Secretary; or (2) to the Fund, 40 N. Central Avenue, Suite 1200, Phoenix, Arizona 85004, Attention: Secretary.

         17. This Agreement shall be governed by and construed in accordance with the laws of the State of Arizona. The terms "interested person", "assignment", and "vote of the majority of the outstanding securities" shall have the meaning set forth in the Investment Company Act.

         18. The Declaration of Trust, establishing the Fund, dated March 1, 1988, a copy of which, together with all amendments thereto (the "Declaration"), is on file in the office of the Secretary of the Commonwealth of Massachusetts, provides that the name "Pilgrim SmallCap Opportunities Fund" refers to the Trustees under the Declaration collectively as trustees, but not individually or personally; and no Trustee, shareholder, officer, employee or agent of the Fund may be held to any personal liability, nor may resort be had to their private property for the satisfaction of any obligation or claim or otherwise in connection with the affairs of the Fund, but the Fund property only shall be liable.

         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first written above.



                        PILGRIM SMALLCAP OPPORTUNITIES FUND


                        By:
                           ---------------------------------
                           Senior Vice President



                        PILGRIM INVESTMENTS, INC.



                        By:
                           ---------------------------------
                           Executive Vice President

                                   APPENDIX C

              FORM OF AMENDMENT TO INVESTMENT MANAGEMENT AGREEMENTS

         The INVESTMENT MANAGEMENT AGREEMENT made the __ day of _________, 2000, by and between PILGRIM [ ], a business trust organized and existing under the laws of the Commonwealth of Massachusetts (hereinafter called the "Fund"), and PILGRIM INVESTMENTS, INC., a corporation organized and existing under the laws of the State of Delaware (hereinafter called the "Adviser"), is hereby amended as set forth in this Amendment to the Investment Management Agreement, which is made as of the _____ day of ________, 2000.

                               W I T N E S S E T H

         WHEREAS, the Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "Investment Company Act"); and

         WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and is engaged in the business of supplying investment advice, investment management and administrative services, as an independent contractor; and

         WHEREAS, the Fund and the Adviser wish to amend the Investment Management Agreement as provided below.

         NOW, THEREFORE, in consideration of the covenants and the mutual promises in the Investment Management Agreement, the parties hereto, intending to be legally bound hereby, mutually agree as follows:

          1. Section 8 of the Investment Management Agreement is amended by replacing the language thereof with the following paragraph:

               8. For the services provided and expenses assumed pursuant to this Agreement, the Fund will pay to the Adviser as compensation a fee accrued daily and paid monthly at the annual rate of ________% of the Fund's aggregate daily net assets.

          2. This Amendment shall become effective as of the date indicated above provided that it has been approved by the shareholders of the Fund at a meeting held for that purpose.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and attested by their duly authorized officers, on the day and year first above written.


PILGRIM [                           ]


Attest:                                    By:
       ------------------------------         ----------------------------------

Title:                                     Title:
       ------------------------------            -------------------------------


PILGRIM INVESTMENTS, INC.


Attest:                                    By:
       ------------------------------         ----------------------------------

Title:                                     Title:
       ------------------------------            -------------------------------

                                   APPENDIX D

                                  ADVISORY FEES

The annual advisory fees for other registered investment companies (for which Pilgrim Investments, Inc. acts as investment adviser) with investment objectives and policies similar to those of the Funds and each corresponding Expense Limit, expressed as a percentage of the average daily net assets, are as follows:

     FUND                      ANNUAL INVESTMENT ADVISORY FEE             EXPENSE LIMIT
     ----                      ------------------------------             -------------
Pilgrim LargeCap           0.75% of the first $500 million of the        Class A - 1.60%
Growth Fund                Fund's average net assets, 0.675% of the      Class B - 2.25%
                           next $500 million of average net assets,      Class C - 2.25%
                           and 0.65% of the average net assets in        Class M - N/A
                           excess of $1 billion                          Class Q - 1.25%
                                                                         Class T - N/A

Pilgrim MidCap             0.75% of the first $500 million of the        Class A - 1.60%
Growth Fund                Fund's average net assets, 0.675% of the      Class B - 2.25%
                           next $500 million of average net assets,      Class C - 2.25%
                           and 0.65% of the average net assets in        Class M - N/A
                           excess of $1 billion                          Class Q - 1.25%
                                                                         Class T - N/A

Pilgrim SmallCap           1.00% of the Fund's average net assets        Class A - 1.95%
Growth Fund                                                              Class B - 2.60%
                                                                         Class C - 2.60%
                                                                         Class M - N/A
                                                                         Class Q - 1.50%
                                                                         Class T - N/A

Pilgrim VP Growth          1.00% of the Fund's average net assets        [ ]
Opportunities Portfolio

Pilgrim VP SmallCap        1.00% of the Fund's average net assets        [ ]
Opportunities Portfolio

                                   APPENDIX E

        DIRECTORS AND PRINCIPAL EXECUTIVE OFFICERS OF PILGRIM INVESTMENTS

         Set forth below is the name and principal occupation of the principal executive officer and each director of Pilgrim Investments, Inc. The business address of each such person is 40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004.

                         POSITION WITH
NAME AND AGE          PILGRIM INVESTMENTS           PRINCIPAL OCCUPATION DURING THE LAST FIVE YEARS
------------          -------------------           -----------------------------------------------
Robert W. Stallings   Chairman of the Board of    Chairman, Chief Executive Officer and President of
(51)                  Directors                   Pilgrim Group, Inc. ("Pilgrim Group") (since December
                                                  1994); Chairman, Pilgrim Investments, Inc. ("Pilgrim
                                                  Investments") (since December 1994); Chairman, Pilgrim
                                                  Securities, Inc. ("Pilgrim Securities") (since December
                                                  1994); President and Chief Executive Officer of Pilgrim
                                                  Funding, Inc. (since November 1999); and President and
                                                  Chief Executive Officer of Pilgrim Capital Corporation
                                                  and its predecessors since August 1991. Mr. Stallings
                                                  is also a Director, Trustee, or a member of the
                                                  Advisory Board of each of the Pilgrim Funds.

James R. Reis (42)    Director, Vice Chairman,    Director, Vice Chairman (since December 1994);
                      Executive Vice President    Executive Vice President (since April 1995), a Director
                      and Director of Senior      of Structured Finance (since April 1998), Pilgrim Group
                      Lending and Structured      and Pilgrim Investments; Director (since December 1994)
                      Finance                     Vice Chairman (since November 1995) of Pilgrim
                                                  Securities; Executive Vice President, Assistant
                                                  Secretary and Chief Credit Officer of Pilgrim Prime
                                                  Rate Trust; Executive Vice President and Assistant
                                                  Secretary of each of the other Pilgrim Funds. Presently
                                                  serves or has served as an officer or director of other
                                                  affiliates of Pilgrim Capital Corporation.

Stanley D. Vyner      President and Chief         President and Chief Executive Officer (since August
(49)                  Executive Officer           1996), Pilgrim Investments; Executive Vice President of
                                                  most of the Pilgrim Funds (since July 1996). Formerly
                                                  Chief Executive Officer (November 1993 - December 1995)
                                                  HSBC Asset Management Americas, Inc.

                                   APPENDIX F

FEES PAID TO PILGRIM INVESTMENTS

         The aggregate amount of the advisory fee paid by the each of the following Funds to Pilgrim Investments for the fiscal year ended December 31, 1999 was: Growth Opportunities Fund -- $1,865,457; and Pilgrim SmallCap Opportunities Fund --$1,915,854.

FEES PAID TO PILGRIM GROUP, INC.

         For the fiscal year ended December 31, 1999, the Funds paid shareholder servicing fees in the following amounts to Pilgrim Group, Inc., which is an affiliate of Pilgrim Investments: Growth Opportunities Fund -- $248,728; and SmallCap Opportunities Fund -- $255,447.

FEES PAID TO PILGRIM SECURITIES, INC.

         For the fiscal year ended December 31, 1999, the Funds paid the following service and distribution fees to Pilgrim Securities, Inc., which is also an affiliate of Pilgrim Investments: Growth Opportunities Fund -- $1,066,304; and SmallCap Opportunities Fund -- $2,158,255.

                            APPENDIX G [TO BE ADDED]

         As of April 5, 2000, the Trustees and officers as a group owned less than 1% of any class of each Fund's outstanding shares. As of that date, to the knowledge of management, no person owned beneficially or of record more than 5% of the outstanding shares of any class of the Funds, except as follows:

                                                 CLASS AND TYPE       PERCENTAGE OF    PERCENTAGE OF
   FUND                   ADDRESS                 OF OWNERSHIP            CLASS            FUND
   ----                   -------                 ------------            -----            ----


                                   APPENDIX H

         The following persons currently are principal executive officers of each of the Companies (unless otherwise noted, the mailing address of the officers is 40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004):

     Robert W. Stallings, President and Chief Executive Officer. (Age 51) Chairman, Chief Executive Officer and President of Pilgrim Group, Inc. ("Pilgrim Group") (since December 1994); Chairman, Pilgrim Investments, Inc. ("Pilgrim Investments") (since December 1994); Chairman, Pilgrim Securities, Inc. ("Pilgrim Securities") (since December 1994); President and Chief Executive Officer of Pilgrim Funding, Inc. (since November 1999); and President and Chief Executive Officer of Pilgrim Capital Corporation and its predecessors (since August 1991). Mr. Stallings is also a Director, Trustee, or a member of the Advisory Board of each of the Pilgrim Funds.

     James R. Reis, Executive Vice President and Assistant Secretary. (Age 42) Director, Vice Chairman (since December 1994), Executive Vice President (since April 1995), and Director of Structured Finance (since April 1998), Pilgrim Group, Inc. and Pilgrim Investments; Director (since December 1994) and Vice Chairman (since November 1995) of Pilgrim Securities; Executive Vice President, Assistant Secretary and Chief Credit Officer of Pilgrim Prime Rate Trust; Executive Vice President and Assistant Secretary of each of the Pilgrim Funds. Presently serves or has served as an officer or director of other affiliates of Pilgrim Capital Corporation.

     Stanley D. Vyner, Executive Vice President. (Age 49) President and Chief Executive Officer (since August 1996), Pilgrim Investments; Executive Vice President of most of the other Pilgrim Funds (since July 1996). Formerly Chief Executive Officer (November 1993 - December 1995) HSBC Asset Management Americas, Inc.

     James M. Hennessy, Executive Vice President and Secretary. (Age 51) Executive Vice President and Secretary (since October 1999), Pilgrim Capital Corporation and its predecessors (since April 1998). Executive Vice President and Secretary (since April 1998), Pilgrim Group, Pilgrim Securities and Pilgrim Investments; Executive Vice President and Secretary of each of the Pilgrim Funds. Formerly Senior Vice President, Pilgrim Capital Corporation and its affiliates (April 1995-April 1998).

     Michael J. Roland, Senior Vice President and Principal Financial Officer. (Age 42) Senior Vice President and Chief Financial Officer, Pilgrim Group, Pilgrim Investments and Pilgrim Securities (since June 1998); Senior Vice President and Principal Financial Officer of each of the Pilgrim Funds. He served in same capacity from January 1995 - April 1997. Formerly, Chief Financial Officer of Endeavor Group (April 1997 to June 1998).

     Robert S. Naka, Senior Vice President and Assistant Secretary. (Age 37) Senior Vice President, Pilgrim Investments (since November 1999) and Pilgrim Group, Inc. (since August 1999). Senior Vice President and Assistant Secretary of each of the Pilgrim Funds. Formerly Vice President, Pilgrim Investments (April 1997 - October 1999), Pilgrim Group, Inc. (February 1997 - August 1999). Formerly Assistant Vice President, Pilgrim Group, Inc. (August 1995 - February 1997).

     Robyn L. Ichilov, Vice President and Treasurer. (Age 32) Vice President, Pilgrim Investments (since August 1997), Accounting Manager (since November
     1995). Vice President and Treasurer of most of the other Pilgrim Funds.

     Mary Lisanti, Executive Vice President and Portfolio Manager . (Age 43) Executive Vice President and Chief Investment Adviser-Equities, Pilgrim Investments (since November 1999). Formerly Executive Vice President and Chief Investment Officer - Equities, Northstar Investment Management Corporation (June 1998 - October 1999).

                        PILGRIM GROWTH OPPORTUNITIES FUND
                       PILGRIM SMALLCAP OPPORTUNITIES FUND

The undersigned hereby instructs Robert W. Stallings or James M. Hennessy (Proxies) to vote the shares held by him at the Special Meeting of Shareholders of the Pilgrim Growth Opportunities Fund and Pilgrim SmallCap Opportunities Fund (collectively, the "Funds") to be held at 8:30 a.m., local time, on August 25, 2000 at 40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004 and at any adjournment thereof, in the manner directed below with respect to the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, and in the Proxies' discretion, upon such other matters as may properly come before the meeting or any adjournment thereof.

Please vote, sign and date this voting instruction and return it in the enclosed envelope.

These voting instructions will be voted as specified. If no specification is made, this voting instruction will be voted FOR all proposals.

IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE STRONGLY URGE YOU TO REVIEW, COMPLETE AND RETURN YOUR BALLOT AS SOON AS POSSIBLE. YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN.

Please indicate your vote by an "x" in the appropriate box below.

               THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSALS.

1. To elect eleven Trustees     For All   Against All   For all Except   Abstain
                                  [ ]         [ ]            [ ]            [ ]

   Nominees:  Al Burton               Walter H. May, Jr.     John R. Smith
              Paul S. Doherty         Jock Patton            Robert W. Stallings
              Robert B. Goode, Jr.    David W. C. Putnam     John G. Turner
              Alan L. Gosule                                 David W. Wallace

   To withhold authority to vote for any individual nominee, mark the "For All Except" box and strike through that Nominee's name.

2. To approve an Amendment to the Investment        For      Against     Abstain
   Management Agreement between your Fund and       [ ]        [ ]         [ ]
   Pilgrim Investments Inc. ("Pilgrim
   Investments").

3. To approve a new Investment Management           For      Against     Abstain
   Agreement between your Fund and Pilgrim          [ ]        [ ]         [ ]
   Investments.

4. To ratify the appointment of                     For      Against     Abstain
   PricewaterhouseCoopers LLP as independent        [ ]        [ ]         [ ]
   auditors for your Fund for the fiscal year ending December 31, 2000.

5. To transact such other business as may properly  For      Against     Abstain
   come before the Meeting of Shareholders or any   [ ]        [ ]         [ ]
   adjournments thereof

This proxy must be signed exactly as your name(s) appears hereon. If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add titles as such. Joint owners must each sign.


-------------------------------                     -------------------
Signature                                           Date


-------------------------------                     -------------------
Signature (if held jointly)                         Date